                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                     DECEMBER 10, 1998 (NOVEMBER 25, 1998)



                           CUSTOMTRACKS CORPORATION
                           ------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        TEXAS                      0-17995                  75-2216818
        -----                      -------                  ----------
   (STATE OR OTHER         (COMMISSION FILE NUMBER)        (IRS EMPLOYER
   JURISDICTION OF                                      IDENTIFICATION NO.)
    INCORPORATION)


                          13355 NOEL ROAD, SUITE 1555
                            DALLAS, TEXAS 75240-6604
                            ------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (972) 702-7055

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On November 25, 1998, CustomTracks Corporation (the "Company") completed the previously announced sale (the "Sale") of its electronic security products business to Johnson Controls, Inc. The Sale consisted of the sale of all of the issued and outstanding capital stock of three of the Company's wholly-owned subsidiaries, Cardkey Systems, Inc., Cardkey European Holdings Limited and Cardkey Systems Pacific Pty. Limited (collectively, "Cardkey").

     The Sale was valued using a net book value analysis plus a premium. The all-cash purchase price is approximately $41 million, with the final amount depending on the book value of Cardkey's net assets on November 30, 1998, the effective date of the Sale for accounting purposes. Included in the Sale are the Company's electronic security systems technologies, the brand name Cardkey(R), and all current operations associated with Cardkey.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (b) Pro Forma Financial Information

   Pro forma condensed consolidated balance sheet as of September 30, 1998 (unaudited)

   Pro forma condensed consolidated statement of operations for the year ended December 31, 1997 (unaudited)

   Pro forma condensed consolidated statement of operations for the nine months ended September 30, 1998 (unaudited)

   Notes to pro forma condensed financial statements


   The pro forma condensed consolidated balance sheet at September 30, 1998 reflects the financial position of the Company after giving effect to the disposition of Cardkey discussed in Item 2 and assumes the disposition took place on September 30, 1998. The pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 assume that the disposition occurred on January 1, 1997. The pro forma condensed consolidated financial statements also give effect to the disposition of the Company's Transportation System Group and its Cotag International unit, as previously reported.

   The following pro forma data are not necessarily indicative of the results of operations which would have been reported had the disposition taken place during those periods or which may be reported in the future. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's latest annual report on Form 10-K and quarterly report on Form 10-Q.

                            CustomTracks Corporation
                 Pro Forma Condensed Consolidated Balance Sheet
                               September 30, 1998
                                   (Unaudited)


                                                     Pro Forma
                                                    Adjustments
                                                   ------------
                                                     Cardkey
                                      Historical     Systems         Pro Forma
                                      ----------   ------------      ----------
                                                  (In thousands)
ASSETS
Cash and cash equivalents              $ 39,410    $    41,000 (3)    $ 80,410
Accounts receivable, net                 16,819        (13,507)(4)       3,312
Inventories                               3,844         (3,844)(4)          --
Prepaid expenses                            436           (413)(4)          23
                                       --------       --------        --------

Total current assets                     60,509         23,236          83,745

Property and equipment, net               2,829         (2,682)(4)         147
Intangible assets, net                    3,423         (3,423)(4)          --
Other assets                                601           (110)(4)         491
                                       --------       --------        --------

                                       $ 67,362       $ 17,021        $ 84,383
                                       ========       ========        ========


LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable                       $  2,861       $ (2,861)(4)    $     --
Accrued expenses                          6,957            154 (3)(4)    7,111
Deferred income                           1,961         (1,961)(4)          --
                                       --------       --------        --------

Total current liabilities                11,779         (4,668)          7,111


Preferred stock                              --             --              --
Common stock                                172             --             172
Additional paid-in capital               86,998             --          86,998
Treasury stock, at cost                 (11,314)            --         (11,314)
Accumulated earnings (deficit)          (20,273)        21,689 (3)(4)    1,416
                                       --------       --------        --------

Total stockholders' equity               55,583         21,689          77,272
                                       --------       --------        --------

                                       $ 67,362       $ 17,021        $ 84,383
                                       ========       ========        ========


See accompanying Notes to Pro Forma Condensed Financial Statements.

                            CustomTracks Corporation
            Pro Forma Condensed Consolidated Statement of Operations
                      For the Year Ended December 31, 1997
                                   (Unaudited)

                                                                          Pro Forma Adjustments
                                                                ------------------------------------------
                                                                Transportation
                                                                   Systems        Cotag         Cardkey
                                                    Historical     Group(1)    International(2)  Systems        Pro Forma
                                                    ----------  -------------- ---------------- ---------  -------------------
                                                                      (In thousands, except per share data)
Sales                                                $ 117,706    $ (50,745)   $ (10,319)   $ (55,442)(5)   $   1,200

Operating costs and expenses:
             Cost of sales                              80,557      (40,206)      (5,450)     (32,336)(5)       2,565
             Research and development                   11,332       (6,869)      (1,773)      (1,719)(5)         971
             Marketing, general and administrative      41,615      (12,539)      (3,571)     (19,480)(5)       6,025
                                                     ---------    ---------    ---------    ---------       ---------

                                                       133,504      (59,614)     (10,794)     (53,535)          9,561
                                                     ---------    ---------    ---------    ---------       ---------
Operating loss                                         (15,798)       8,869          475       (1,907)         (8,361)

Investment income                                        1,133         (498)         (12)          --             623

Interest expense                                           (65)          --           --           65 (5)          --

                                                     ---------    ---------    ---------    ---------       ---------
Loss before income taxes                               (14,730)       8,371          463       (1,842)         (7,738)

Provision for income taxes                               2,887           17          (82)        (186)(5)       2,636
                                                     ---------    ---------    ---------    ---------       ---------

Net loss                                             $ (17,617)   $   8,354    $     545    $  (1,656)      $ (10,374)
                                                     =========    =========    =========    =========       =========


Basic and diluted loss per share                     $   (1.17)                                             $   (0.69)
                                                     =========                                              =========

Shares used in computing basic and
     diluted loss per share                             15,081                                                 15,081
                                                     =========                                              =========

See accompanying Notes to Pro Forma Condensed Financial Statements.

                            CustomTracks Corporation
            Pro Forma Condensed Consolidated Statement of Operations
                  For the Nine Months Ended September 30, 1998
                                   (Unaudited)

                                                                        Pro Forma Adjustments
                                                                --------------------------------------------
                                                                Transportation
                                                                  Systems           Cotag            Cardkey
                                                    Historical    Group (1)     International(2)     Systems        Pro Forma
                                                  ------------  --------------- ----------------------------------------------
                                                                  (In thousands, except per share data)
Sales                                                 $ 76,024       $(25,873)      $ (5,181)      $(44,970)(6)      $     --
Operating costs and expenses:
            Cost of sales                               43,774        (15,652)        (2,431)       (25,691)(6)            --
            Research and development                     4,818         (2,488)          (870)        (1,260)(6)           200
            Marketing, general and administrative       24,892         (4,938)        (1,742)       (15,137)(6)         3,075

                                                      --------       --------       --------       --------          --------

                                                        73,484        (23,078)        (5,043)       (42,088)            3,275
                                                      --------       --------       --------       --------          --------
Operating income (loss)                                  2,540         (2,795)          (138)        (2,882)           (3,275)

Investment income                                        1,154           (108)            (6)           (16)(6)         1,024

Loss on sale of businesses, net (1) (2)                 (1,561)            --             --             --            (1,561)

                                                      --------       --------       --------       --------          --------

Income (loss) before income taxes                        2,133         (2,903)          (144)        (2,898)           (3,812)

Provision for income taxes                                 280            (11)            --           (269)(6)            --
                                                      --------       --------       --------       --------          --------

Net income (loss)                                     $  1,853       $ (2,892)      $   (144)      $ (2,629)         $ (3,812)
                                                      ========       ========       ========       ========          ========


Basic and diluted earnings (loss) per share           $   0.11                                                        $  (0.24)
                                                      ========                                                        ========

Shares used in computing earnings (loss) per share:

            Basic                                       16,134                                                         16,134
                                                      ========                                                       ========

            Diluted                                     16,157                                                         16,157
                                                      ========                                                       ========

See accompanying Notes to Pro Forma Condensed Financial Statements.

                           CustomTracks Corporation
               Notes to Pro Forma Condensed Financial Statements


(1) To reflect the Company's sale of its Transportation Systems Group on June 11, 1998 to UNOVA, Inc., as previously reported.

(2) To reflect the Company's sale of its Cotag International unit on July 7, 1998 to Metric Gruppen AB, as previously reported.

(3) To reflect estimated proceeds of $41,000,000 cash, subject to certain post-closing adjustments, and estimated accrued expenses for the tax effects of the transaction and the associated transaction costs relative to the sale of Cardkey, as discussed in Item 2. The gain from this transaction will be recorded in the Company's fourth quarter and is not reflected in the pro forma statements of operations.

(4) To reflect the elimination of the assets and liabilities from the sale of Cardkey as discussed in Item 2.

(5) To eliminate the operating results of Cardkey for the year ended December 31, 1997.

(6) To eliminate the operating results of Cardkey for the nine months ended September 30, 1998.

     (C)  EXHIBITS

     2.1 Stock Purchase Agreement, dated November 9, 1998, by and between Johnson Controls, Inc. and CustomTracks Corporation (excluding the exhibits and schedules) relating to the Sale.

    99.1 Press Release issued by the Company on November 25, 1998, relating to the Sale.

                                   SIGNATURES
                                   ----------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

   Dated:  December 10, 1998  CUSTOMTRACKS CORPORATION


                              By:  /s/Steve M. York
                                 --------------------------------------
                                 Steve M. York
                                 Senior Vice President, Chief Financial
                                 Officer, and Treasurer
                                 (Principal Financial Officer and
                                 Duly Authorized Officer)

                               INDEX TO EXHIBITS
                               -----------------

 Exhibit
 Number                         Description
 -------                        -----------

  2.1 Stock Purchase Agreement, dated November 9, 1998, by and between Johnson Controls, Inc. and CustomTracks Corporation (excluding the exhibits and schedules) relating to the Sale.

 99.1 Press Release issued by the Company on November 25, 1998, relating to the Sale.